WEINBERG & COMPANY, PA
                        Town Executive Center
                     6100 Glades Road, Suite 314
                      Boca Raton, Florida 33434


          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in the Form 10-SB Registration Statement of Baroque Corporation our report as of and for the period ended
June 7, 1999 dated June 11, 1999 relating to the financial statements of Baroque Corporation which appears in such Form 10-SB.


                              WEINBERG & COMPANY PA
                              Certified Public Accountants


Boca Raton, Florida
October 15, 1999